UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2024

Central Index Key Number of the issuing entity: 0002006016

BANK5 2024-5YR5

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-07	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 14, 2024 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK5 2024-5YR5, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR5 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are a pool of 24 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”).

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Academy Securities, Inc. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 30, 2024, between the Registrant, the Underwriters, as underwriters, and MSMCH and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Academy Securities, Inc. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of January 30, 2024, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $457,016,000, on February 14, 2024. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $4,526,278.76, were approximately $487,895,428 plus accrued interest from the cut-off date. Of the expenses paid by the Registrant, $100,000 were paid directly to affiliates of the Registrant, $50,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $135,000 were expenses paid to or for the Underwriters and $4,241,278.76 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $61,584,000, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

Further information regarding such sales and the Mortgage Loans was previously provided on the Registrant’s Current Report on Form 8-K, dated and filed on February 1, 2024 (including, as to the price per class of Publicly Offered Certificates in the Underwriting Agreement attached as an exhibit thereto) and in the Prospectus, dated January 30, 2024 and filed with the Securities and Exchange Commission on February 1, 2024. The related registration statement (file no. 333-259741) was originally declared effective on November 3, 2021.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The aggregate fair value of the Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates that collectively constitute an “eligible horizontal residual interest” under the credit risk retention rules (the “RR Certificates”) and that were purchased by the third-party purchaser, KKR CMBS IIII Aggregator Category 2 L.P., on the Closing Date is equal to approximately $26,685,587.93, representing approximately 5.02% of the aggregate fair value of all the certificates issued by the Issuing Entity (other than the Class R certificates). The aggregate fair value of all of the certificates (other than the Class R certificates) is approximately $531,110,025. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all certificates (other than the Class R certificates) issued by the Issuing Entity.

The Retaining Sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $26,555,501.27, representing 5.0% of the aggregate fair value, as of the Closing Date, of all of the certificates (other than the Class R certificates).

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Preliminary Prospectus dated January 25, 2024 (the “Preliminary Prospectus”) and filed with the Securities and Exchange Commission on January 25, 2024 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above, provided, that the fair values and range of fair values disclosed in the Preliminary Prospectus under the heading “Credit Risk Retention” assumed initial certificate balances of the Class D and Class E certificates of $13,224,000 and $6,872,000, respectively, and an initial notional amount of the Class X-D Certificates of $13,224,000, while the aggregate fair value set forth above assumes initial certificate balances of the Class D and Class E certificates of $13,000,000 and $7,096,000, respectively, and an initial notional amount of the Class X-D Certificates of $13,000,000. The fair value of the certificates (other than the Class R Certificates) is within the range of fair values disclosed in the Preliminary Prospectus.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated February 14, 2024.
8.1	Tax Opinion of Sidley Austin LLP, dated February 14, 2024 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President

Dated: February 14, 2024

BANK5 2024-5YR5 – Form 8-K